Annex I

REFINANCING AMENDMENT NO. 2 dated as of June 26, 2009 (this “Amendment”), relating to the Credit Agreement dated as of June 27, 2001, as amended and restated as of June 5, 2009, as amended by Refinancing Amendment No. 1 dated as of June 10, 2009 (the “Credit Agreement”), among Rite Aid Corporation, a corporation organized under the laws of the State of Delaware (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Citicorp North America, Inc., as administrative agent and collateral processing agent (in such capacities, the “Administrative Agent”), and the other agents party thereto.

RECITALS

A.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.  The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Amendment.

B.   The Credit Agreement permits the Borrower to obtain from any Lender or Additional Lender Refinancing Indebtedness in respect of the Revolving Commitments (and Loans outstanding thereunder) in the form of new Revolving Commitments and additional Revolving Loans pursuant to a Refinancing Amendment (provided that all Revolving Commitments outstanding immediately prior to the effectiveness of the Refinancing Amendment shall be terminated and replaced pursuant to such Refinancing Amendment).

C.  On the Amendment Effective Date (as defined below), the Borrower intends to (a) terminate, pursuant to Section 2.08(b) of the Credit Agreement, all Revolving Commitments in effect immediately prior to the Amendment Effective Date and (b) obtain, pursuant to Section 6.01(c) of the Credit Agreement, new Revolving Commitments in an aggregate amount of $1,000,000,000 from the lenders signatory hereto (the “New Revolving Lenders”).  The proceeds of Revolving Loans (if any) made on the Amendment Effective Date pursuant to such new Revolving Commitments, together with the proceeds from the issuance of Permitted First Priority Debt referred to in Section 1.3(c) below, will be used on the Amendment Effective Date (a) to make the payments described in Section 1.3(d) hereof and (b) to pay fees and expenses incurred in connection with the foregoing.

D.  This Amendment is a Refinancing Amendment pursuant to Section 6.01(c) of the Credit Agreement.

AGREEMENTS

In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Subsidiary Loan Parties, the New Revolving Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I

Amendment

SECTION 1.1.  Amendment of the Credit Agreement. i) The definition of the term “Alternate Base Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the period at the end of the first sentence thereof with the following clause: “; provided further that solely for purposes of calculating interest in respect of any Revolving Loan that is an ABR Loan the Alternate Base Rate will be deemed to be 4.00% per annum on any day when the Alternate Base Rate would otherwise be less than 4.00% per annum.”

(b)  The definition of the term “Applicable Rate” set forth in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following definition:

“Applicable Rate” means, on any day, (a) with respect to any ABR Tranche 2 Term Loan, a rate per annum of 0.75% and, with respect to any Eurodollar Tranche 2 Term Loan, a rate per annum of 1.75%, (b) with respect to any ABR Tranche 3 Term Loan, a rate per annum of 2.00% and, with respect to any Eurodollar Tranche 3 Term Loan, a rate per annum of 3.00%, (c) with respect to any ABR Loan (other than a Tranche 2 Term Loan, a Tranche 3 Term Loan, an Other Revolving Loan or an Other Term Loan) or Eurodollar Loan (other than a Tranche 2 Term Loan, a Tranche 3 Term Loan, an Other Revolving Loan or an Other Term Loan), as the case may be, (i) from June 26, 2009 through November 28, 2009, (A) 3.50% in the case of any ABR Loan and 4.50% in the case of any Eurodollar Loan and (ii) thereafter, the applicable rate per annum set forth below (expressed in basis points) under the caption “ABR Spread” or “Eurodollar Spread”, as the case may be, in each case based upon the Average Revolver Availability determined as of the most recent Adjustment Date, (d) with respect to any Other Revolving Loan or Other Term Loan, the “Applicable Rate” set forth in the Refinancing Amendment or Loan Modification Agreement relating thereto and (e) with respect to the commitment fees payable hereunder, (i) from June 26, 2009 through November 28, 2009, 1.00% and (ii) thereafter, the applicable rate per annum set forth below (expressed in basis points) under the caption “Commitment Fee Rate”, based upon the Average Revolver Availability determined as of the most recent Adjustment Date:

RATING:	ABR Spread (bps)	Eurodollar Spread (bps)
Category 1 Average Revolver Availability greater than $650,000,000	325	425
Category 2 Average Revolver Availability greater than $350,000,000 but less than or equal to $650,000,000	350	450
Category 3 Average Revolver Availability less than or equal to $350,000,000	375	475

RATING	Commitment Fee Rate (bps)
Category 1 Average Revolver Availability greater than $500,000,000	100bps
Category 2 Average Revolver Availability less than or equal to $500,000,000	75bps

(c)  The definition of the term “LIBO Rate” set forth in Section 1.01 of the Credit Agreement is hereby amended by (i) inserting in the last sentence thereof immediately after the text “Notwithstanding the foregoing,” the text “(a)” and (ii) replacing the period at the end of the last sentence thereof with the following text: “ and (b) solely for purposes of calculating interest in respect of any Revolving Loan that is a Eurodollar Loan, the LIBO Rate in respect of any applicable Interest Period will be deemed to be 3.00% per annum if the LIBO Rate for such Interest Period calculated pursuant to the foregoing provisions would otherwise be less than 3.00% per annum.”

(d)  The definition of the term “Revolving/Tranche 1 Term Maturity Date” set forth in Section 1.01 of the Credit Agreement is hereby deleted and replaced with the following definition (which shall be placed in the appropriate alphabetical order):

“Revolving Maturity Date” means September 30, 2012.

Each reference in the Credit Agreement to “Revolving/Tranche 1 Term Maturity Date” shall be replaced with a reference to “Revolving Maturity Date”.

(e)  Section 2.12(a) of the Credit Agreement is hereby amended by deleting the text “rate of 0.25%” set forth therein and inserting in its place the text “Applicable Rate”.

SECTION 1.2.  Revolving Commitments. ii) Subject to the terms and conditions set forth herein, effective as of the Amendment Effective Date, all Revolving Commitments in effect immediately prior to the Amendment Effective Date  (the “Existing Revolving Commitments”) will be terminated pursuant to Section 2.08(b) of the Credit Agreement; provided, however, that the foregoing shall not affect (i) the LC Commitment of any Issuing Bank or (ii) the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.04 of the Credit Agreement, in each case as in effect immediately prior to the Amendment Effective Date.

(b)  Subject to the terms and conditions set forth herein, on the Amendment Effective Date, simultaneously with the termination of the Revolving Commitments pursuant to clause (a) above, (i) each Lender that has executed and delivered to the Administrative Agent, on or prior to the Amendment Effective Date, a signature page to this Amendment as a “New Revolving Lender” shall become or continue to be, as applicable, a Revolving Lender and a Lender under the Credit Agreement and (ii) the “Revolving Commitment” of each New Revolving Lender (the “New Revolving Commitments”) will be the amount of the commitment set forth with respect to such New Revolving Lender on Annex I hereto.  The New Revolving Commitments of the New Revolving Lenders are several and no New Revolving Lender shall be responsible for any other New Revolving Lender’s failure to make Revolving Loans.

(c)  For all purposes of the Senior Loan Documents, (i) the Revolving Commitment of each New Revolving Lender, and the Loans made by each New Revolving Lender pursuant to such Revolving Commitments, shall constitute a “Revolving Commitment” and “Revolving Loans”, respectively, under the Credit Agreement and (ii) all Letters of Credit issued prior to the Amendment Effective Date shall continue to be Letters of Credit issued pursuant to the Credit Agreement.

(d)  The termination of the Existing Revolving Commitments pursuant to Section 1.2(a) above, and the effectiveness of the New Revolving Commitments pursuant to Section 1.2(b) above, in each case on the Amendment Effective Date, are subject to the satisfaction of the following conditions:

(i) After giving effect to such termination and effectiveness and the borrowing of Revolving Loans on the Amendment Effective Date, the conditions set forth in paragraphs (a), (b) and (c) of Section 4.02 of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date, and the New Revolving Lenders shall have received a certificate of a Financial Officer dated the Amendment Effective Date to such effect.

(ii) The Collateral and Guarantee Requirement shall have been satisfied.

(iii) The Administrative Agent shall have received a favorable legal opinion of each of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower and (ii) Marc Strassler, General Counsel of the Borrower, in each case addressed to the Administrative Agent and the Lenders under the Credit Agreement, including the New Revolving Lenders, and dated the Amendment Effective Date, in substantially the forms delivered in connection with Refinancing Amendment No. 1, modified, however, to address the New Revolving Commitments and this Amendment, and covering such other matters relating to the Loan Parties, the other Senior Loan Documents, the Senior Collateral and the transactions contemplated hereby to occur on the Amendment Effective Date as the Administrative Agent may reasonably request, and otherwise reasonably satisfactory to the Administrative Agent.  The Borrower hereby requests such counsel to deliver such opinions.

(iv) The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the good standing of the Borrower and the organization and existence of each Loan Party, the organizational documents of each Loan Party, the resolutions of each Loan

Party that authorize the transactions contemplated hereby, the incumbency and authority of the Person or Persons executing and delivering the Amendment and the other documents contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

(v) The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Financial Officer of the Borrower, certifying that the representations and warranties set forth in Section 2.1 hereof are true and correct as of the Amendment Effective Date.

(vi) If any Revolving Loans are to be made on the Amendment Effective Date, the Administrative Agent shall have received a borrowing request in a form acceptable to the Administrative Agent requesting that the New Revolving Lenders make the Revolving Loans to be made to the Borrower on the Amendment Effective Date.

(vii) After giving effect to the borrowing of Revolving Loans on the Amendment Effective Date, the Borrowing Base Amount on the Amendment Effective Date shall be no less than the sum of (A) the aggregate principal amount of Loans outstanding on the Amendment Effective Date, (B) the LC Exposure on the Amendment Effective Date and (C) any Additional Senior Debt outstanding on the Amendment Effective Date.  The Administrative Agent and the Borrowing Base Agent shall have received a completed Borrowing Base Certificate dated the Amendment Effective Date and signed by a Financial Officer.

(viii) The conditions to effectiveness of this Amendment set forth in Section 1.3 hereof (other than paragraph (b) thereof) shall have been satisfied.

(ix) Each Subsidiary Guarantor shall have entered into a Reaffirmation Agreement pursuant to which such Subsidiary Guarantor reaffirms its obligations under the Senior Subsidiary Guarantee Agreement and the other Senior Collateral Documents, in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 1.3.  Amendment Effectiveness.  The Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(a)  The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Borrower, (ii) each Subsidiary Loan Party, (iii) each New Revolving Lender and (iv) the Administrative Agent.  The aggregate amount of Revolving Commitments shall constitute Refinancing Indebtedness permitted by the Restated Credit Agreement.

(b)  The conditions to the effectiveness of the New Revolving Commitments set forth in Section 1.2(d) hereof (other than clause (viii) thereof) shall have been satisfied.

(c)  The Borrower shall have obtained Revolving Commitments, Other Term Loans and gross proceeds of Permitted First Priority Debt (or any combination of the foregoing) in an aggregate amount of not less than $1,895,000,000.

(d)  The principal of and accrued and unpaid interest on all outstanding Revolving Loans, Swingline Loans and LC Disbursements, and all accrued and unpaid fees payable pursuant to Section 2.12(a) or (b) of the Credit Agreement, in each as of the Amendment Effective Date, and all amounts owed in respect of such prepayments pursuant to Section 2.16 of the Credit Agreement, shall have been (or substantially simultaneously with the effectiveness of the New Revolving Commitments shall be) paid in full, and the Administrative Agent shall have received evidence reasonably satisfactory to it of such payment.

(e)  To the extent invoiced prior to the Amendment Effective Date, the Administrative Agent and the Borrowing Base Agents shall have received payment or reimbursement of their reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and the Borrowing Base Agents.

(f)  To the extent invoiced prior to the Amendment Effective Date, Citigroup Global Markets Inc. shall have received, for the account of the New Revolving Lenders, payment of all fees owed to such New Revolving Lenders by the Borrower on the Amendment Effective Date in connection with this Amendment and the transactions contemplated hereby.

The Administrative Agent shall notify the Borrower, the New Revolving Lenders and the other Lenders of the Amendment Effective Date and such notice shall be conclusive and binding.  Notwithstanding the foregoing, the amendment effected hereby shall not become effective, and the obligations of the New Revolving Lenders hereunder to provide the New Revolving Commitments will automatically terminate, if each of the conditions set forth or referred to in Sections 1.2(d) and 1.3 hereof has not been satisfied at or prior to 11:59 p.m., New York City time, on June 26, 2009.

ARTICLE II

Miscellaneous

SECTION 2.1.  Representations and Warranties.  iii)To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders, including the New Revolving Lenders, and the Administrative Agent that, as of the Amendment Effective Date and after giving effect to the transactions and amendments to occur on the Amendment Effective Date:

(i) This Amendment has been duly authorized, executed and delivered by the Borrower and constitutes, and the Credit Agreement, as amended hereby on the Amendment Effective Date, will constitute, its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

SECTION 2.2.  Effect of Amendment.  iv)Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Lenders or the Agents under the Credit Agreement  or any other Senior Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.  Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document in similar or different circumstances.  This Amendment shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Senior Loan Documents specifically referred to herein.

(b)  On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Senior Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby.  This Amendment shall constitute a “Senior Loan Document” for all purposes of the Credit Agreement and the other Senior Loan Documents.

SECTION 2.3.  Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 2.4.  Costs and Expenses.  The Borrower agrees to reimburse the Administrative Agent and other Persons designated by the Borrower as “Arrangers” in respect of this Amendment for their respective reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent and such other Persons.

SECTION 2.5.  Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission or other electronic imaging means shall be effective as delivery of a manually executed counterpart hereof.

SECTION 2.6.  Headings.  The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

RITE AID CORPORATION,
by
/s/ Frank Vitrano
Name: Frank Vitrano
Title: Senior Executive Vice President, Chief Financial Officer and Chief Administrative Officer

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE A HERETO,
by
/s/ Marc Strassler
Name: Marc Strassler
Title: Senior Vice President & Assistant Secretary

EACH OF THE SUBSIDIARIES LISTED ON SCHEDULE B HERETO,
by
/s/ Marc Strassler
Name: Marc Strassler
Title: Authorized Signatory

CITICORP NORTH AMERICA, INC., individually and as Administrative Agent and Collateral Processing Agent,
by
/s/ Brendan Mackay
Name: Brendan Mackay
Title: Vice President

New Revolving Lender signature page to
the Refinancing Amendment No. 2 to the Rite Aid Credit Agreement

To approve the Amendment: Cole Taylor Bank
by
/s/ Kavian Boots
Name: Kavian Boots
Title: Managing Director

New Revolving Lender signature page to
the Refinancing Amendment No. 2 to the Rite Aid Credit Agreement

To approve the Amendment: PNC Bank, National Association
by
/s/ John Trieu
Name: John Trieu
Title: Vice President

New Revolving Lender signature page to
the Refinancing Amendment No. 2 to the Rite Aid Credit Agreement

To approve the Amendment: Bank of America, N.A.
by
/s/ Richard D. Hill, Jr.
Name: Richard D. Hill, Jr.
Title: Managing Director

New Revolving Lender signature page to
the Refinancing Amendment No. 2 to the Rite Aid Credit Agreement

To approve the Amendment: Wells Fargo Retail Finance, LLC
by
/s/ Danielle M. Baldinelli
Name: Danielle M. Baldinelli
Title: Assistant Vice President

New Revolving Lender signature page to
the Refinancing Amendment No. 2 to the Rite Aid Credit Agreement

To approve the Amendment: GMAC COMMERCIAL FINANCE LLC, for itself and as Master Servicer on behalf of CF Blackburn, LLC by
/s/ Michael Malcangi
Name: Michael Malcangi
Title: Vice President

New Revolving Lender signature page to
the Refinancing Amendment No. 2 to the Rite Aid Credit Agreement

To approve the Amendment: General Electric Capital Corporation by
/s/ Peter F. Crispino
Name: Peter F. Crispino
Title: Duly Authorized Signatory

New Revolving Lender signature page to
the Refinancing Amendment No. 2 to the Rite Aid Credit Agreement

To approve the Amendment: U.S. Bank National Association
by
/s/ Matthew Kasper
Name: Matthew Kasper
Title: Assistant Vice President

Schedule A

SUBSIDIARY GUARANTORS

1.	112 Burleigh Avenue Norfolk, LLC

2.	1515 West State Street Boise, Idaho, LLC

3.	1740 Associates, L.L.C.

4.	3581 Carter Hill Road–Montgomery Corp.

5.	4042 Warrensville Center Road – Warrensville Ohio, Inc.

6.	5277 Associates, Inc.

7.	537 Elm Street Corp.

8.	5600 Superior Properties, Inc.

9.	657-659 Broad St. Corp.

10.	764 South Broadway-Geneva, Ohio, LLC

11.	Ann & Government Streets - Mobile, Alabama, LLC

12.	Apex Drug Stores, Inc.

13.	Broadview and Wallings-Broadview Heights Ohio, Inc.

14.	Brooks Pharmacy, Inc.

15.	Central Avenue and Main Street – Petal, MS, LLC

16.	Eagle Managed Care Corp.

17.	Eckerd Corporation

18.	Eckerd Fleet, Inc.

19.	EDC Drug Stores, Inc.

20.	Eighth and Water Streets – Urichsville, Ohio, LLC

21.	England Street-Asheland Corporation

22.	Fairground, L.L.C.

23.	GDF, Inc.

24.	Genovese Drug Stores, Inc.

25.	Gettysburg and Hoover-Dayton, Ohio, LLC

26.	Harco, Inc.

27.	K & B Alabama Corporation

28.	K & B Louisiana Corporation

29.	K & B Mississippi Corporation

30.	K & B Services, Incorporated

31.	K & B Tennessee Corporation

32.	K&B Texas Corporation

33.	K & B, Incorporated

34.	Keystone Centers, Inc.

35.	Lakehurst and Broadway Corporation

36.	Maxi Drug North, Inc.

37.	Maxi Drug South, L.P.

38.	Maxi Drug, Inc.

39.	Maxi Green Inc.

40.	Mayfield & Chillicothe Roads – Chesterland, LLC

41.	MC Woonsocket, Inc.

42.	Munson & Andrews, LLC

43.	Name Rite, L.L.C.

44.	Northline & Dix – Toledo – Southgate, LLC

45.	P.J.C. Distribution, Inc.

46.	P.J.C. Realty Co., Inc.

47.	Patton Drive and Navy Boulevard Property Corporation

48.	Paw Paw Lake Road & Paw Paw Avenue–Coloma, Michigan, LLC

49.	PDS-1 Michigan, Inc.

50.	Perry Distributors, Inc.

51.	Perry Drug Stores, Inc.

52.	PJC Dorchester Realty LLC

53.	PJC East Lyme Realty LLC

54.	PJC Haverhill Realty LLC

55.	PJC Hermitage Realty LLC

56.	PJC Hyde Park Realty LLC

57.	PJC Lease Holdings, Inc.

58.	PJC Manchester Realty LLC

59.	PJC Mansfield Realty LLC

60.	PJC New London Realty LLC

61.	PJC of Cranston, Inc.

62.	PJC of East Providence, Inc.

63.	PJC of Massachusetts, Inc.

64.	PJC of Rhode Island, Inc.

65.	PJC of Vermont Inc.

66.	P.J.C. of West Warwick, Inc.

67.	PJC Peterborough Realty LLC

68.	PJC Providence Realty LLC

69.	PJC Realty MA, Inc.

70.	PJC Realty N.E. LLC

71.	PJC Revere Realty LLC

72.	PJC Special Realty Holdings, Inc.

73.	Ram-Utica, Inc.

74.	RDS Detroit, Inc.

75.	Read's Inc.

76.	Rite Aid Drug Palace, Inc.

77.	Rite Aid Hdqtrs. Corp.

78.	Rite Aid of Alabama, Inc.

79.	Rite Aid of Connecticut, Inc.

80.	Rite Aid of Delaware, Inc.

81.	Rite Aid of Florida, Inc.

82.	Rite Aid of Georgia, Inc.

83.	Rite Aid of Illinois, Inc.

84.	Rite Aid of Indiana, Inc.

85.	Rite Aid of Kentucky, Inc.

86.	Rite Aid of Maine, Inc.

87.	Rite Aid of Maryland, Inc.

88.	Rite Aid of Massachusetts, Inc.

89.	Rite Aid of Michigan, Inc.

90.	Rite Aid of New Hampshire, Inc.

91.	Rite Aid of New Jersey, Inc.

92.	Rite Aid of New York, Inc.

93.	Rite Aid of North Carolina, Inc.

94.	Rite Aid of Ohio, Inc.

95.	Rite Aid of Pennsylvania, Inc.

96.	Rite Aid of South Carolina, Inc.

97.	Rite Aid of Tennessee, Inc.

98.	Rite Aid of Vermont, Inc.

99.	Rite Aid of Virginia, Inc.

100.	Rite Aid of Washington, D.C., Inc.

101.	Rite Aid of West Virginia, Inc.

102.	Rite Aid Realty Corp.

103.	Rite Aid Rome Distribution Center, Inc.

104.	Rite Aid Services, L.L.C.

105.	Rite Aid Transport, Inc.

106.	RX Choice, Inc.

107.	Seven Mile and Evergreen – Detroit, LLC

108.	Silver Springs Road – Baltimore, Maryland/One, LLC

109.	Silver Springs Road – Baltimore, Maryland/Two, LLC

110.	State & Fortification Streets – Jackson, Mississippi, LLC

111.	State Street and Hill Road – Gerard, Ohio, LLC

112.	The Lane Drug Company

113.	Thrift Drug Services, Inc.

114.	Thrift Drug, Inc.

115.	Thrifty Corporation

116.	Thrifty PayLess, Inc.

117.	Tyler and Sanders Roads, Birmingham – Alabama, LLC

118.	Rite Aid Payroll Management, Inc.

119.	Rite Aid Online Store, Inc.

Schedule B

Subsidiary Guarantors

1.	Rite Fund, Inc.

2.	Rite Investments Corp.

3.	Rite Aid Hdqtrs. Funding, Inc.

4.	EDC Licensing, Inc.

5.	JCG Holdings (USA), Inc.

6.	JCG (PJC) USA, LLC

7.	The Jean Coutu Group (PJC) USA, Inc.